                                                                   EXHIBIT 10.15

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                   PROTEGE SOFTWARE (HOLDINGS) CONFIDENTIAL

                        PROFESSIONAL SERVICES AGREEMENT

          This PROFESSIONAL SERVICES AGREEMENT (the "Agreement") is made this 15/th/ day of November 1997 between PROTEGE SOFTWARE (HOLDINGS) LIMITED of Richmond House, St. Anne's Place, St. Peter Port, Guernsey, GY1 2NV Channel Islands (the "Contractor") and Vignette Corporation of One Far West Plaza, 3410 Far West Blvd., Suite 300, Austin, Texas (the "Company") who agree as follows:

     1.   TERM

          The initial term of this Agreement shall begin at the date of signing by the later of the two parties to sign (the "Effective Date"), and shall end on the termination of the Agreement by either party in accordance with Paragraph 6.

     2.   PROFESSIONAL SERVICES

          (a) The Contractor agrees to act and perform the Professional Services in the Territory (as defined in Schedule C) specified in the Work Assignment Schedule contained in Schedule A, as modified from time to time by mutual agreement (the "Professional Services").

          (b) The Contractor shall perform the Professional Services for Company, and shall in all cases act in a professional manner and such services shall conform to the standards, specifications and other reasonable requirements agreed between the parties.

          (c) The Contractor agrees to submit monthly progress reports to the Company.

          (d) The Contractor shall report to Ross Garber or, in his/her absence, Jack Lynch.

          (e) The Contractor shall be entitled to attend executive meetings of the Company.

     3.   CONTRACTOR'S REWARD

          The Company shall reward the Contractor for its activities as contained in Schedule B.

     4.   PROPRIETARY INFORMATION

          (a) Each party acknowledges that it may be furnished or may otherwise receive or have access to confidential or proprietary information which relates to the other party's business, including (without limitation), past, present or future business plans, marketing plans, products, software, research, development, inventions, processes, techniques, design or other technical information and data, etc. (the "Proprietary Information"). Each party further acknowledges that all intellectual property rights residing in the other party's Proprietary Information are and will remain the exclusive property of the other party or its licensors.

          (b) Each party agrees to take the same measures it uses to protect its own information of a similar nature to preserve and protect the confidentiality of the Proprietary Information and all forms thereof, whether disclosed to it before this Agreement is signed or afterwards. In addition, it shall not disclose or disseminate the Proprietary Information to any third party and shall not use the Proprietary Information for its own benefit (other than in furtherance of the goals of the other party) or as permitted herein or for the benefit of any third party (other than in furtherance of the goals of the other party or as permitted herein).

          (c) The foregoing obligations shall not apply to any information which the recipient can prove (i) is previously publicly known at the time of receipt from the other party or which subsequently becomes publicly known through no act or fault of the recipient; (ii) is given to it by a third party who is not obligated to maintain confidentiality; or (iii) was already known by it at the time of receipt; or (iv) was independently developed by it without resort to the Proprietary Information or other resources of the other and not in the course of performance of the Professional Services, and not for the other party (unless the parties have otherwise agreed that the specific information was to be governed by this Agreement).

          (d) Within three days after the termination of this Agreement (or any other time at the other party's request), each party shall return to the other all copies of Proprietary Information in tangible form in its possession or control. The Contractor hereby assigns to the Company all its intellectual and other property rights in its work product performed pursuant to this Agreement, and waives its moral rights to or in same, and shall require each of its employees (if any are so permitted by the Company pursuant to Schedule A) working on this project to sign the Company's standard independent contractor confidentiality agreement, and assignment of intellectual property rights and waiver of moral rights.

          (e) The provisions of this Section 4 of this Agreement shall survive the expiry or termination of the Agreement.

     5.   WARRANTIES AND COVENANTS

          A.   The Contractor warrants and covenants that:

               (i) it is able to perform the Professional Services, as set out in the agreed business plan or in any agreed-upon business plan;

               (ii) that any service it provides and information or materials it develops for or discloses to the Company shall not in any way be based upon any confidential or proprietary information derived from any source other than the Company, unless the Contractor is specifically authorized in writing by such source to use such proprietary information and the Contractor agrees it shall not knowingly furnish or use any such information in the performance

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


of this Agreement, without the prior written consent of the Company provided that the Company agrees the Contractor can use commercially available software development tools;

               (iii) in performance of its obligations hereunder it shall not infringe any intellectual property right, or trade secret of any third party; and

               (iv)   it shall perform all work in a professional manner.

               (v) if the Company incurs any liability or expense as a result of any warranty the Contractor makes in this Agreement not being true, the Contractor shall indemnify the Company and hold it harmless against all such liability or expense, including reasonable attorney/solicitor fees, provided that the Company notifies the Contractor of the claim and co-operates with the Contractor in defending against the claim. Each party shall notify the other if it ever becomes aware of any such claim.

          B.   The Company warrants and covenants that:

          (i) it is entitled to appoint the Contractor to perform the Professional Services in the Territory;

               (ii) that any information or materials it discloses to the Contractor shall not in any way be based upon any confidential or proprietary information derived from any source other than the contractor or the company unless the Company is specifically authorised in writing by such source to use such proprietary information;

               (iii) in performance of its obligations and the provision of information to the Contractor hereunder it will not infringe any intellectual property right, or trade secret of any third party;

               (iv) if the Contractor incurs any liability or expense as a result of any warranty the Company makes in this Agreement not being true, the Company shall indemnify the Contractor and hold it harmless against all such liability or expense, including reasonable attorney/solicitor fees, provided that the Contractor notifies the Company of the claim and co-operates with the Company in defending against the claim. Each party shall notify the other if it ever becomes aware of any such claim; and

               (v) it will sell its products and services in the Territory only through Vignette Europe Ltd. *****

          C.   The Company undertakes with the Contractor that:

          (i) it shall provide prompt and clear instructions to the Contractor in response to requests for information or instruction from the Contractor in relation to the Professional Services;

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


               (ii) it recognizes that the Contractor and its employees do not assume any liability in respect of the debt or liabilities of the Company or any of its subsidiaries;

               (iii) it shall procure that Vignette Europe Ltd meets in full all its debts as they fall due and the Company acknowledges that any failure to do so will adversely affect the goodwill of the Contractor;

               (iv) it shall procure that Vignette Europe Ltd will grant the Contractor a first floating charge over the book debts of Vignette Europe Ltd as security for any sums owing to the Contractor;

               (v) The Company undertakes that a minimum of ***** will be retained in the UK bank account of Vignette Europe Ltd and ***** will be transferred to the UK bank account of Vignette Europe Ltd immediately after formation of such entity and upon execution of this agreement.

     6.   TERMINATION AND RENEWAL

          (a) The Initial Term of this agreement shall be for a ***** period from the Effective Date (the "Initial Term").

          (b) This Agreement shall automatically continue, following the expiry of the Initial Term, for subsequent periods of ***** ("Renewal Terms") each unless terminated in accordance with the terms set out below.

          (c)  This Agreement may be terminated by either party, as follows:

               (i) without cause, after the Initial Term, on at least ***** written notice;

               (ii) during the Initial Term, or any Renewal Term, if the other party has not performed any material covenant when performance was due or has otherwise breached any material term of this Agreement, the following procedures shall apply:

                      (A) the non-defaulting party shall provide written notice of the event or circumstances representing such breach or non-performance together with a demand that such breach or non-performance be cured immediately;

                      (B) if the breach or non-performance has not been cured (or other arrangements satisfactory to the non-defaulting party have not been agreed to) within 30 days from the date of the notice delivered under clause (A) above, immediately upon delivery of a second written notice terminating this Agreement.

          (d) At six months intervals from the Effective Date, the Company may terminate this Agreement on ***** written notice if *****

     7.   MISCELLANEOUS

          (a) The laws of the State of California shall govern this Agreement and the parties hereby submit to the exclusive jurisdiction of the California Courts.

          (b) This Agreement, including Schedule A attached hereto, is the entire agreement between the parties. Any change in the Agreement must be made in writing and signed by both the Company and the Contractor.

          (c) If either party cannot perform any of its respective obligations due to causes beyond its reasonable control which shall not include the reward to the Contractor under Schedule A, then the non-performing party shall (i) notify the other party, (ii) take reasonable steps to resume performance as soon as possible, and (iii) not be considered in breach during the period performance is beyond the party's reasonable control.

          (d) If any provision of this Agreement shall be deemed by a court to be too broad, the court is hereby authorized to limit any scope, duration or area of applicability, or all of them, so such provision is no longer overly broad and to enforce the same as so limited. Subject to the prior sentence, if any part of this Agreement is held unenforceable for any reason, such unenforceability shall void only such part and shall not render unenforceable any other part of this Agreement.

          (e) Waiver by either party of a default by the other does not constitute a waiver of future or other defaults.

          (f) The parties shall not, for 12 months after the Agreement ends, directly solicit for employment or any other engagement for work, any employee or any employee of any affiliate of the other party. In this Agreement, affiliate means a company under the ultimate common control of the other party of which the party has been notified.

          (g) Any notice or other communication required or permitted to be given by this Agreement (including the signing of this Agreement) shall be in writing and shall be effectively given if delivered personally, by facsimile confirmed received, or by registered mail to the party at the relevant party's address below.

          Dated at                      this 15/th/ day of November 1997.
                   --------------------

/s/ Ross B. Garber
------------------------------------
duly authorised for and on behalf of
Vignette Corporation of One Far West Plaza,

3410 Far West Blvd., Suite 300,

Austin, Texas


Dated at [ILLEGIBLE]       this 17th day of November, 1997.
        ------------------

[SIGNATURE ILLEGIBLE]
-------------------------------------
duly authorised for and on behalf of
PROTEGE SOFTWARE (HOLDINGS) LIMITED
of Richmond House, St. Anne's Place, St. Peter Port,
Guernsey, GY1 2NV, Channel Islands

                                  SCHEDULE A

                           WORK ASSIGNMENT SCHEDULE

Territory

          For purposes of this Agreement, Territory means Europe (including the United Kingdom where the activities will be the responsibility of Protege Software Limited), Africa, subject to then prevailing export regulations in Canada and the United States.

          Europe means those countries set out in Schedule C.

Analysis and Recommendations re:

          .  Marketing positioning;

          .  Presentation;

          .  Technical Support;

          .  Competitiveness;

          .  Localization

Implementation and approved Recommendations re:

          .  Sales,

          .  Marketing,

          .  Technical Support,

          .  Production,

          .  Finance and Administration.

all for operations, in the Territory, as more particularly set out in the annual business plans (including budgets) of the Company as said plans and budgets relate to its operations implemented directly or through:

          --  Vignette Europe Ltd; and/or

          -- such other corporations or entities, or in furtherance of distribution, marketing or agency relationships with such third parties, as the Company and the Contractor agree to establish in the Territory.

          The business plan and budgets shall be mutually agreed upon by Contractor and Company.

          This implementation will include, but not necessarily be limited to, the following:

SCOPE OF ACTIVITIES

          During the term, Contractor shall perform the following activities in the Territory:

          . Establishment of an organisation for the Territory, to complement the current resources, technology and economic considerations of the Company, and the circumstances that prevail in the Territory;

          . Liaison with Vignette Europe Ltd, a wholly owned subsidiary of the Company, so that Company may professionally provide the following:

          (a)  solicitation of sales orders;

          (b) provision of support for Company's distributors and dealers in the Territory;

          (c) co-ordination of product and warranty service between Vignette Europe Ltd and such other affiliated or third party, arms length corporations or entities, and licensees and distributors/VARs etc. of the Company's products, located in the Territory;

          (d)  provision of product technical support services;

          (e) the conducting of periodic training courses and seminars regarding applications and operations of the products in major marketing centers located in the Territory for the benefit of distributors and dealers, etc.;

          (f)  development of business plans for the Territory;

          (g) management and coordination of the implementation of the Company's marketing strategy in the Territory (for the products of Company handled by Contractor);

          (h)  localisation of products;

          (i) administration of the "Market Development Fund" specified in the budget approved by the Contractor related to customers in the Territory.

SOLICITATION OF CONTRACTS

          (a) Vignette Europe Ltd shall solicit orders for products only at such current prices as may be periodically established in writing by the Company and notified to the Contractor.

          (b) All orders solicited by Vignette Europe Ltd from customers in the Territory are subject to acceptance or rejection by an officer or other authorized person at the principal office of the Company, which approval or rejection shall in all cases be in writing, and no order shall be binding upon Vignette Europe Ltd until so accepted. The Company and Vignette Europe Ltd reserve the right to refuse any order originating in the Territory, either for lack of credit of the customer or for any other reason which, in the judgment of the Company or Vignette Europe Ltd is reasonable grounds for refusal.

          (c) The Contractor agrees to dispatch all inquiries received by it, applicable to the Company or the products of the Company, from points or sources outside the Territory promptly to the Company for attention and handling.

          (d) Neither Vignette Europe Ltd nor the Company is under any obligation to the Contractor to continue its business or to manufacture, sell or supply, or to continue to manufacture, sell or supply any of the products nor shall any warranty of any nature as to any products run from Vignette Europe Ltd, the Company, or their affiliates to the Contractor, and neither the Company nor its affiliates are under any obligations to the Contractor to continue, discontinue, or change any model or type of any of the products.

          (e) All invoices in connection with sales to customers in the Territory shall be rendered by Vignette Europe Ltd to such customers. It is expressly understood that full power by and such authority for all collections rest with Vignette Europe Ltd and the Company, which exercises complete control over the approval of all customers' credit, orders, and contracts. The Contractor agrees to protect Vignette Europe Ltd and the Company, as far as is reasonable by reporting adverse credit information of which it is aware with respect to customers in the Territory.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                  SCHEDULE B

                          CONTRACTOR REWARD SCHEDULE

     1.   General

          A.   In this Agreement, the currency is UK pounds sterling.

          B.   *****

          C.   *****

     2.   Reimbursement

          The Company will reimburse the Contractor within ***** days after the end of each fiscal month an amount equal to one hundred per cent (100%) of all costs approved within the agreed business plan or otherwise agreed to by the Company, and reasonably incurred by the Contractor in fulfillment of the Contractor's obligations under this Agreement. The Contractor will keep records of (and receipts for) all costs in incurs in its performance of the services and will provide copies of such records to the Company upon reasonable request.

     3.   Annual Bonus

          A. The Contractor shall also be paid an annual cash reward which may be converted up to ***** of its value at the option of the Contractor (in part or in whole) into fully paid voting stock of the Company or its successor as agreed by the Contractor, calculated on the basis set out below provided that the maximum conversion by the Contractor does not exceed 5% of the voting stock of the Company then in issue.

          B.   The reward shall be:

               *****

                                     S-B-1

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                    *****

          The Contractor shall be entitled to convert up to ***** of this reward into fully paid voting stock of the Company or its successor at a strike price of ***** per share.

          In the event of termination, other than for the termination criteria as specified in paragraph 6 (d) of this agreement, during the initial term the reward shall be deemed to be:

          *****

     4. If the Company enters into any form of public offering then the Contractor shall be entitled to require conversion of its accrued reward prior to the sale taking place.

                                     S-B-2

                                  SCHEDULE C

EUROPE MEANS

          Such of the countries listed below, except to the extent that sales of the Company's products are prohibited pursuant to the laws of [the United States] or other jurisdiction applicable to the Company's operations.

               Albania                               Liecthenstein
               Andorra                               Lithuania
               Armenia                               Luxembourg
               Austria                               Macedonia
               Azerbaijan                            Malta & Gozo
               Belarus                               Moldova
               Belgium                               Monaco
               Bosnia                                The Netherlands
               Bulgaria                              Norway
               Byclorussia                           Poland
               Croatia                               Portugal
               Cyprus                                Romania
               Czech Republic                        Russia Federation
               Denmark                               San Marino
               Estonia                               Serbia
               Federal Republic of                   Slovak Republic
               Yugoslavia
               Finland                               Slovenia
               France                                Spain
               Germany                               Sweden
               Gibraltar                             Switzerland
               Greece                                Tajikistan
               Hungary                               Turkey
               Iceland                               Turkmenistan
               Republic of Ireland                   Ukraine
               Italy                                 United Kingdom
               Kazakhstan                            Uzbekistan
               Kyrgyzstan                            Vatican City State
               Latvia

                           PROTEGE SOFTWARE HOLDINGS

                  PROFESSIONAL SERVICES AGREEMENT - AMENDMENT

          This AMENDMENT to the PROFESSIONAL SERVICES AGREEMENT (the "Amendment") is made this 31st day of March 1998, between Protege Software Holdings Limited of Richmond House, St. Anne's Place, St. Peter Port, Guernsey, GY1 2NV (the "Contractor") and Vignette Corporation of One Far West Plaza, 3410 Far West Blvd, Suite 300, Austin, Texas (the "Company"), who hereby agree as follows:

     1. The parties entered into a Professional Services Agreement (the "Agreement") made as at the 17th day of November 1997.

     2. In terms of clause 6(a) of the Agreement the initial term shall be for a ***** period from the Effective date, being the 17th day of November 1997.

     3. The parties by this document agree to amend the Agreement so that the initial terms shall be for ***** months and will expire on the 31st day of December 1998, to coincide with the year end of the Company.

     4. All the other terms and conditions are to remain unchanged, and in full force.

Dated at Austin, Texas this 31st day of March 1998.

/s/ Jack Lynch
-------------------------------------
Duly authorised for and on behalf of
Vignette Corporation of One Far West Plaza,
3410 Far West Blvd, Suite 300.
Austin, Texas

Dated at                       this  11th day of  September  1998.
         ---------------------      -----        ------------

[SIGNATURE ILLEGIBLE]
-------------------------------------
Duly authorised for and on behalf of
Protege Software (Holdings) Limited of
Richmond House, St. Anne's Place, St. Peter Port,
Guernsey, GY1 2NV

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                         PROTEGE SOFTWARE CONFIDENTIAL

              PROFESSIONAL SERVICES AGREEMENT FOR UNITED KINGDOM


          This PROFESSIONAL SERVICE AGREEMENT (the "Agreement") is made this [15] day of [November] 1997 between PROTEGE SOFTWARE LIMITED of Kinetic Centre, Theobald Street, Borehamwood, Herts. WD6 4PS (the "Contractor") and Vignette Corporation of One Far West Plaza, 3410 Far West Blvd, Suite 300, Austin, Texas (the "Company") who agree as follows:

     1.   PROFESSIONAL SERVICES IN THE UK

          (a) The Contractor and the Company have agreed that the Company shall act as General Manager for the Company in the United Kingdom including:

               (i) setting up a wholly owned subsidiary company of the Company (subject to local approval) to be called Vignette Europe Ltd.

               (ii) setting up such other corporations or entities, or distribution, marketing or agency relationships with third parties as the Company and Contractor agree to establish in the United Kingdom.

          (b) The Contractor shall perform the Professional Services for Company, and shall in all cases act in a professional manner and such services shall conform to the standards, specifications and other reasonable requirements agreed between the parties.

     2.   MANAGEMENT FEE

          The Contractor shall be paid an annual Management Fee of ***** per annum excluding the reimbursable expenses detailed below. The Management Fee shall be payable *****.

     3.   REIMBURSEMENT OF EXPENSES

          The Company will reimburse the Contractor within ***** days after the end of each fiscal month an amount equal to one hundred per cent (100%) of all costs approved within the agreed business plan or otherwise agreed to by the Company, and reasonable incurred by the Contractor in fulfillment of the Contractor's obligations under this Agreement. The Contractor will keep records of (and receipts for) all costs it incurs in its performance of the services and will provide copies of such records to the Company upon reasonably request.

     4.   TERMINATION

          (a) The Initial Term shall be for a ***** period from the Effective Date (the "Initial Term").

          (b) This Agreement shall automatically continue, following the expiry of the Initial Term, for subsequent periods of ***** ("Renewal Terms") each unless terminated in accordance with the terms set out below.

          (c)  This Agreement may be terminated by either party as follows:

               (i) without cause, after the Initial Term, on at least ***** written notice, provided that if the Company fails to renew any Renewal Term, it shall provide at least ***** notice of payment in lieu thereof;

               (ii) during the Initial Term, or any Renewal Term, if the other party has not performed any material covenant when performance was due or has otherwise breached any material term of this Agreement, the following procedures shall apply:

                     (A) the non-defaulting party shall provide written notice of the event or circumstances representing such breach or non-performance together with a demand that such breach or non-performance be cured immediately.

                     (B) If the breach or non-performance has not been cured (or other arrangements satisfactory to the non-defaulting party have not been agreed to) within ***** from the date of the notice delivered under clause (A) above, immediately upon delivery of a second written notice terminating this Agreement.

          (d) At six months intervals from the Effective Date, the Company may terminate this agreement on ***** written notice if *****

     5.   MISCELLANEOUS

          (a) The laws of the State of California shall govern this Agreement and the parties hereby submit to the exclusive jurisdiction of the California Courts.

          (b) Any change in this Agreement must be made in writing and signed by both the Company and the Contractor.

          (c) The parties shall not, for 12 months after the Agreement ends, directly solicit for employment or any other engagement for work, any employee or any employee of any affiliate of the other party. In this Agreement, affiliate means a company under the ultimate common control of the other party of which the party has been notified.

          (d) Any notice or other communication required or permitted to be given by this Agreement (including the signing of this Agreement) shall be in writing and shall be effectively given if delivered personally, by facsimile confirmed received, or by registered mail to the party at the relevant party's address below.

Dated at London this 15 day of November 1997


/s/ Ross B. Garber
-------------------------------------
duly authorised for and on behalf of
Vignette Corporation of One Far West Plaza,
3410 Far West Blvd, Suite 300,
Austin, Texas


Dated at London this 15th day of November 1997


[SIGNATURE ILLEGIBLE]
-------------------------------------
duly authorised for and on behalf of
PROTEGE SOFTWARE LIMITED